SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: December 26, 1997 (Date of earliest event reported) First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2) First Union Commercial Mortgage Securities, Inc. (Exact name of registrant as specified in charter) Delaware 333-7854 56-1643598 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) One First Union Center, Charlotte, North Carolina 28228-0600 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 374-6828 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1997-C2, which was made on September 18, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 18, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: September 18, 2002. ABN AMRO LaSalle Bank N.A. Administrator: Andy Streepy (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 First Union Commercial Mortgage Securities, Inc. First Union National Bank, Master Servicer Commercial Mortgage Pass-Through Certificates Series 1997-C2 ABN AMRO Acct: 67-7852-70-9 Statement Date: 09/18/02 Payment Date: 09/18/02 Prior Payment: 08/19/02 Record Date: 08/30/02 WAC: 8.327821% WAMM: 97 Number Of Pages Table Of Contents 1 REMIC Certificate Report 4 Other Related Information 4 Asset Backed Facts Sheets 1 Delinquency Loan Detail 2 Mortgage Loan Characteristics 2 Loan Level Listing 15 Total Pages Included In This Package 29 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 220,000,000.00 0.00 0.00 33736LAP0 1000.000000000 0.000000000 0.000000000 A-2 384,000,000.00 286,265,314.00 5,024,507.92 33736LAQ8 1000.000000000 745.482588542 13.084656042 A-3 982,521,000.00 982,521,000.00 0.00 33736LAR6 1000.000000000 1000.000000000 0.000000000 IO 2,203,502,325.00N 1,883,518,414.0 0.00 33736LAW5 1000.000000000 854.783946756 0.000000000 B 110,175,000.00 110,175,000.00 0.00 33736LAS4 1000.000000000 1000.000000000 0.000000000 C 110,175,000.00 110,175,000.00 0.00 33736LAT2 1000.000000000 1000.000000000 0.000000000 D 121,194,000.00 121,194,000.00 0.00 33736LAU9 1000.000000000 1000.000000000 0.000000000 E 33,052,000.00 33,052,000.00 0.00 33736LAV7 1000.000000000 1000.000000000 0.000000000 F 66,105,000.00 66,105,000.00 0.00 33736LAX3 1000.000000000 1000.000000000 0.000000000 G 49,578,000.00 49,578,000.00 0.00 33736LAY1 1000.000000000 1000.000000000 0.000000000 H 16,527,208.00 16,527,208.00 0.00 33736LAZ8 1000.000000000 1000.000000000 0.000000000 J 44,070,046.00 44,070,046.00 0.00 33736LBA2 1000.000000000 1000.000000000 0.000000000 K 22,035,023.00 22,035,023.00 0.00 33736LBB0 1000.000000000 1000.000000000 0.000000000 L 27,543,779.00 27,543,779.00 0.00 33736LBC8 1000.000000000 1000.000000000 0.000000000 M 16,526,269.00 14,277,044.05 0.00 33736LBE4 1000.000000000 863.900015787 0.000000000 R-III 0.00 0.00 0.00 9ABSA909 1000.000000000 0.000000000 0.000000000 2,203,502,325.00 1,883,518,414.0 5,024,507.92 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 33736LAP0 0.000000000 0.000000000 0.000000000 A-2 0.00 0.00 281,240,806.08 33736LAQ8 0.000000000 0.000000000 732.397932500 A-3 0.00 0.00 982,521,000.00 33736LAR6 0.000000000 0.000000000 1000.000000000 IO 0.00 0.00 1,878,493,906.13 33736LAW5 0.000000000 0.000000000 852.503709580 B 0.00 0.00 110,175,000.00 33736LAS4 0.000000000 0.000000000 1000.000000000 C 0.00 0.00 110,175,000.00 33736LAT2 0.000000000 0.000000000 1000.000000000 D 0.00 0.00 121,194,000.00 33736LAU9 0.000000000 0.000000000 1000.000000000 E 0.00 0.00 33,052,000.00 33736LAV7 0.000000000 0.000000000 1000.000000000 F 0.00 0.00 66,105,000.00 33736LAX3 0.000000000 0.000000000 1000.000000000 G 0.00 0.00 49,578,000.00 33736LAY1 0.000000000 0.000000000 1000.000000000 H 0.00 0.00 16,527,208.00 33736LAZ8 0.000000000 0.000000000 1000.000000000 J 0.00 0.00 44,070,046.00 33736LBA2 0.000000000 0.000000000 1000.000000000 K 0.00 0.00 22,035,023.00 33736LBB0 0.000000000 0.000000000 1000.000000000 L 0.00 0.00 27,543,779.00 33736LBC8 0.000000000 0.000000000 1000.000000000 M 0.00 0.00 14,277,044.05 33736LBE4 0.000000000 0.000000000 863.900015787 R-III 0.00 0.00 0.00 9ABSA909 0.000000000 0.000000000 0.000000000 0.00 0.00 1,878,493,906.13 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 0.00 0.00 6.47900000% 33736LAP0 0.000000000 0.000000000Fixed A-2 1,785,436.89 210,977.66 6.60000000% 33736LAQ8 4.649575234 0.549420990Fixed A-3 5,444,803.88 0.00 6.65000000% 33736LAR6 5.541666672 0.000000000Fixed IO 2,445,532.41 84,212.29 1.50441011% 33736LAW5 1.109838815 0.038217473 1.32884471% B 623,406.88 0.00 6.79000000% 33736LAS4 5.658333379 0.000000000Fixed C 644,523.75 0.00 7.02000000% 33736LAT2 5.850000000 0.000000000Fixed D 719,084.40 0.00 7.12000000% 33736LAU9 5.933333333 0.000000000Fixed E 196,108.53 0.00 7.12000000% 33736LAV7 5.933333232 0.000000000Fixed F 413,156.25 0.00 7.50000000% 33736LAX3 6.250000000 0.000000000 7.50000000% G 309,862.50 0.00 7.50000000% 33736LAY1 6.250000000 0.000000000 7.50000000% H 103,295.05 0.00 7.50000000% 33736LAZ8 6.250000000 0.000000000 7.50000000% J 220,350.23 0.00 6.00000000% 33736LBA2 5.000000000 0.000000000 6.00000000% K 110,175.12 0.00 6.00000000% 33736LBB0 5.000000227 0.000000000 6.00000000% L 80,692.49 (57,026.41) 6.00000000% 33736LBC8 2.929608533 -2.070391648 6.00000000% M 0.00 (71,385.20) 6.00000000% 33736LBE4 0.000000000 -4.319498854 6.00000000% R-III 0.00 0.00 9ABSA909 0.000000000 0.000000000 13,096,428.38 166,778.34 Total P&I Payment 18,120,936.30 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 M 220,000,000.00 0.00 0.00 None 1000.000000000 0.000000000 0.000000000 N 384,000,000.00 286,265,314.0 5,024,507.92 None 1000.000000000745.482588542 13.084656042 O 982,521,000.00 982,521,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 P 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 Q 110,175,000.00 110,175,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 R 121,194,000.00 121,194,000.0 0.00 None 1000.0000000001000.00000000 0.000000000 S 33,052,000.00 33,052,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 T 66,105,000.00 66,105,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 U 49,578,000.00 49,578,000.00 0.00 None 1000.0000000001000.00000000 0.000000000 V 16,527,208.00 16,527,208.00 0.00 None 1000.0000000001000.00000000 0.000000000 W 44,070,046.00 44,070,046.00 0.00 None 1000.0000000001000.00000000 0.000000000 X 22,035,023.00 22,035,023.00 0.00 None 1000.0000000001000.00000000 0.000000000 Y 27,543,779.00 27,543,779.00 0.00 None 1000.0000000001000.00000000 0.000000000 Z 16,526,269.00 14,277,044.05 0.00 None 1000.000000000863.900015787 0.000000000 R-II 0.00 0.00 0.00 9ABSA893 1000.000000000 0.000000000 0.000000000 2,203,502,325.001,883,518,414 5,024,507.92 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 M 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 N 0.00 0.00 281,240,806.08 None 0.000000000 0.000000000 732.397932500 O 0.00 0.00 982,521,000.00 None 0.000000000 0.000000000 1000.000000000 P 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 Q 0.00 0.00 110,175,000.00 None 0.000000000 0.000000000 1000.000000000 R 0.00 0.00 121,194,000.00 None 0.000000000 0.000000000 1000.000000000 S 0.00 0.00 33,052,000.00 None 0.000000000 0.000000000 1000.000000000 T 0.00 0.00 66,105,000.00 None 0.000000000 0.000000000 1000.000000000 U 0.00 0.00 49,578,000.00 None 0.000000000 0.000000000 1000.000000000 V 0.00 0.00 16,527,208.00 None 0.000000000 0.000000000 1000.000000000 W 0.00 0.00 44,070,046.00 None 0.000000000 0.000000000 1000.000000000 X 0.00 0.00 22,035,023.00 None 0.000000000 0.000000000 1000.000000000 Y 0.00 0.00 27,543,779.00 None 0.000000000 0.000000000 1000.000000000 Z 0.00 0.00 14,277,044.05 None 0.000000000 0.000000000 863.900015787 R-II 0.00 0.00 0.00 9ABSA893 0.000000000 0.000000000 0.000000000 0.00 0.00 1,878,493,906.13 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) M 0.00 0.00 8.23755156% None 0.000000000 0.000000000 8.06234228% N 2,176,082.06 210,977.66 8.23755156% None 5.666880365 0.549420990 8.06234228% O 6,744,639.50 0.00 8.23755156% None 6.864626303 0.000000000 8.06234228% P 840,522.49 84,212.29 8.23755156% None 7.628976537 0.764350261 8.06234228% Q 756,310.20 0.00 8.23755156% None 6.864626276 0.000000000 8.06234228% R 831,951.52 0.00 8.23755156% None 6.864626302 0.000000000 8.06234228% S 226,889.63 0.00 8.23755156% None 6.864626346 0.000000000 8.06234228% T 453,786.12 0.00 8.23755156% None 6.864626276 0.000000000 8.06234228% U 340,334.44 0.00 8.23755156% None 6.864626246 0.000000000 8.06234228% V 113,453.11 0.00 8.23755156% None 6.864626500 0.000000000 8.06234228% W 302,524.40 0.00 8.23755156% None 6.864626372 0.000000000 8.06234228% X 151,262.20 0.00 8.23755156% None 6.864626372 0.000000000 8.06234228% Y 158,672.71 (30,405.04) 8.23755156% None 5.760745829 -1.103880481 8.06234228% Z 0.00 (98,006.57) 8.23755156% None 0.000000000 -5.930350644 8.06234228% R-II 0.00 0.00 9ABSA893 0.000000000 0.000000000 13,096,428.38 166,778.34 Total P&I Payment 18,120,936.30 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Remic I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 2,203,502,325.001,883,518,414 5,024,507.92 None 1000.00000000 854.78394676 2.28023718 R-I 0.00 0.00 0.00 9ABSA892 1000.00000000 0.00000000 0.00000000 2,203,502,325.001,883,518,414 5,024,507.92 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Regular 0.00 0.00 1,878,493,906.13 None 0.00000000 0.00000000 852.50370958 R-I 0.00 0.00 0.00 9ABSA892 0.00000000 0.00000000 0.00000000 0.00 0.00 1,878,493,906.13 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Regular 13,096,428.38 166,778.34 8.23755156% None 5.94346020 0.07568784 8.06234228% R-I 0.00 0.00 9ABSA892 0.00000000 0.00000000 13,096,428.38 166,778.34 Total P&I Payment 18,120,936.30 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accual (3) Estimated Other Related Information Accrued Excess Beginning Payment of CertificatePrepay InteUnpaid Prior Unpaid Class Interest Shortfall Interest Interest A-1 0.00 0.00 0.00 A-2 ########### 0.00 0.00 0.00 A-3 ########### 0.00 0.00 0.00 IO ########### 0.00 0.00 0.00 B 623,406 0.00 0.00 0.00 C 644,523 0.00 0.00 0.00 D 719,084 0.00 0.00 0.00 E 196,108 0.00 0.00 0.00 F 413,156 0.00 0.00 0.00 G 309,862 0.00 0.00 0.00 H 103,295 0.00 0.00 0.00 J 220,350 0.00 0.00 0.00 K 110,175 0.00 0.00 0.00 L 137,718 0.00 141,805.49 0.00 M 71,38 0.00 862,842.12 0.00 Total: ########### 0.00 1,004,647.61 0.00 Ending Yield Unpaid MaintenancePrepayment Class Interest Charges Premiums A-1 0.00 0.00 0.00 A-2 0.00 0.00 210,977.66 A-3 0.00 0.00 0.00 IO 0.00 0.00 84,212.29 B 0.00 0.00 0.00 C 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 H 0.00 0.00 0.00 J 0.00 0.00 0.00 K 0.00 0.00 0.00 L 198,831.90 0.00 0.00 M 934,227.32 0.00 0.00 Total: 1,133,059.2 0.00 295,189.95 Advances Prior Outstanding Principal Interest Servicer########### 6,068,508.78 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 1,787,465.61 6,068,508.78 Current Period Principal Interest Servicer 211,081.12 956,180.63 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 211,081.12 956,180.63 Recovered Principal Interest Servicer 259,198.62 1,473,260.35 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 259,198.62 1,473,260.35 Outstanding Principal Interest Servicer1,739,348.11 5,551,429.06 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 TOTAL 1,739,348.11 5,551,429.06 Servicing Compensation Current Period Primary Master Servicing Fees 62,783.95 Current Period Sub Servicer Fees Paid: 102,576.44 Current Period Additional Servicing Fees Paid 15,695.99 Current Period Additional Master Servicing Co 0.00 Current Period Special Servicing Fees Paid: 16,235.69 Current Period Principal Recovery Fees Paid t 0.00 Total Servicing Fees: 197,292.06 0 0.00 General Pool Characteristics Percentage of Remaining Cut-off Date Principa 0.85 0 0 Current Principal Distribution Amount: 5,024,507.92 0 2,592,353.31 0 0.00% Liquidatio Nature of 0 0 Basis for 0.00 Liquidation 0 0 Final Recove 0Current Rea 0.00 0.00 0.00 0Cumulative 0.00 0.00 0.00 REO Property Information #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 00 0.00 0.00 0 #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! 0 0.00 0.00 0.00 0 0 0.00 0 0.00 0 #REF! #REF! #REF! #REF! 0 0 0 0 Description of 0.00 Status #REF! #REF! 0 0 Asset_Backed FACT Distributi Delinq 1 Month Delinq 2 Months Date # Balance # Balance 09/18/02 2 3,7 1 10,54 0.51% 0.20% 0.26% 0.56% 08/19/02 3 12719488 6 9865172 0.76% 0.65% 1.52% 0.51% 07/18/02 5 10097652 2 2154857 1.25% 0.51% 0.50% 0.11% 06/18/02 2 2044006 2 2161035 0.50% 0.10% 0.50% 0.11% 05/20/02 0 0 1 1233049 0.00% 0.00% 0.25% 0.06% 04/18/02 1 1,236,558 11 21,358,984 0.25% 0.06% 2.72% 1.06% 03/18/02 1 1,240,040 6 27,032,532 0.25% 0.06% 1.48% 1.34% 02/19/02 324,074,403 9 10,778,406 0.74% 1.18% 2.22% 0.53% 01/18/02 0 0 10 13,425,866 0.00% 0.00% 2.46% 0.66% 12/18/01 3 7,827,818 8 9,585,965 0.74% 0.38% 1.97% 0.47% 11/19/01 3 3,316,060 8 12,092,156 0.74% 0.16% 1.97% 0.59% 10/18/01 912,856,600 0 0 2.21% 0.63% 0.00% 0.00% 09/18/01 1 834,038 1 12,998,814 0.24% 0.04% 0.24% 0.63% 08/20/01 216,158,982 1 2,026,700 0.49% 0.78% 0.24% 0.10% 07/18/01 3 3,064,397 0 0 0.73% 0.15% 0.00% 0.00% 06/18/01 0 0 1 2,030,074 0.00% 0.00% 0.24% 0.10% Distributi Delinq 3+ Foreclosure/Bankrupt Date # Balance # Balance 09/18/02 954,474,821 0 0 2.89% 0.00% 0.00% 0.26% 08/19/0251,120,264 0 0 1 2.63% 0.00% 0.00% 0.25% 07/18/0260,251,066 0 0 0 3.03% 0.00% 0.00% 0.00% 06/18/0260,364,464 0 0 0 3.02% 0.00% 0.00% 0.00% 05/20/0263,455,065 0 0 0 3.17% 0.00% 0.00% 0.00% 04/18/0247,072,473 0 0 0 2.34% 0.00% 0.00% 0.00% 03/18/0236,656,072 0 0 0 1.82% 0.00% 0.00% 0.00% 02/19/0230,209,611 0 0 0 1.49% 0.00% 0.00% 0.00% 01/18/0227,647,449 0 0 0 1.36% 0.00% 0.00% 0.00% 12/18/0127,701,744 0 0 0 1.36% 0.00% 0.00% 0.00% 11/19/0123,213,583 0 0 0 1.14% 0.00% 0.00% 0.00% 10/18/0128,491,759 0 0 0 1.39% 0.00% 0.00% 0.00% 09/18/0115,549,705 0 0 0 0.76% 0.00% 0.00% 0.00% 08/20/0113,566,556 0 0 0 0.66% 0.00% 0.00% 0.00% 07/18/0115,636,502 0 0 0 0.76% 0.00% 0.00% 0.00% 06/18/0113,650,008 0 0 0 0.66% 0.00% 0.00% 0.00% Distributi REO Modifica Date # Balance # Balance 09/18/02 1 2,631,813 0 0 0.26% 0.14% 0.00% 0.00% 08/19/02 1 2,635,106 0 0 0.25% 0.14% 0.00% 0.00% 07/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/20/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/18/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/19/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/20/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% Distributi PrepaCurr Weighted Avg. Date # Balance Coupon Remit 09/18/02 1 2,592,353 8.3278% 8.2376% 0.26% 0.14% 08/19/02 3 58,055,181 8.2980% 8.2416% 0.76% 2.98% 07/18/02 3 36,050,208 8.1473% 8.0882% 0.75% 1.82% 06/18/02 3 10,013,227 8.2940% 8.2365% 0.75% 0.50% 05/20/02 0 0 8.1466% 8.0872% 0.00% 0.00% 04/18/02 2 10,979,115 8.2960% 8.2380% 0.50% 0.55% 03/18/02 1 1,098,009 7.8534% 7.7896% 0.25% 0.05% 02/19/02 1 11,239,826 8.2984% 8.2400% 0.25% 0.55% 01/18/02 0 0 8.2976% 8.2392% 0.00% 0.00% 12/18/01 0 0 8.1517% 8.0914% 0.00% 0.00% 11/19/01 1 3,204,655 8.2994% 8.2409% 0.25% 0.16% 10/18/01 1 3,745,945 8.1527% 8.0922% 0.25% 0.18% 09/18/01 1 3,666,771 8.2998% 8.2411% 0.24% 0.18% 08/20/01 3 4,918,405 8.3014% 8.2426% 0.73% 0.24% 07/18/01 0 0 8.1552% 8.0945% 0.00% 0.00% 06/18/01 0 0 8.3014% 8.2426% 0.00% 0.00% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Delinquent Loan Detail Paid Outstanding Out. Propert DisclosureThru Current P&IP&I Protection Control # Date Advance Advances** Advances 23 12/01/01 145,14 1,306,16 0.00 34 01/01/02 99, 792, 0.00 42 06/01/02 100,84 302, 0.00 53 08/01/02 44, 44 0.00 54 08/01/02 33, 33 0.00 56 01/01/00 87, 2,709,77 0.00 64 08/01/02 61, 61 0.00 74 08/01/02 52, 52 0.00 113 01/01/02 46, 369, 0.00 148 08/01/02 38, 38 0.00 183 08/01/02 28, 28 0.00 198 05/01/02 29, 116, 0.00 201 08/01/02 25, 25 0.00 217 08/01/02 27, 27 0.00 221 08/01/02 25, 25 0.00 229 08/01/02 22, 22 0.00 238 08/01/02 23, 23 0.00 239 10/01/00 22, 498, 0.00 246 08/01/02 23, 23 0.00 249 07/01/02 20, 41 0.00 255 08/01/02 21, 21 0.00 257 09/01/01 19, 235, 0.00 292 08/01/02 16, 16 0.00 307 08/01/02 16, 16 0.00 308 08/01/01 16, 216, 0.00 315 08/01/02 15, 15 0.00 331 01/01/02 15, 125, 0.00 347 08/01/02 15, 15 0.00 351 08/01/02 12, 12 0.00 359 08/01/02 14, 14 0.00 384 08/01/02 11, 11 0.00 385 07/01/02 12, 24 0.00 387 08/01/02 11, 11 0.00 395 08/01/02 9 0.00 Special DisclosureAdvance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DaDate Date 23 3.00 08/20/01 34 3.00 07/24/01 42 2.00 07/09/02 53 B 54 B 56 3.00 04/17/00 64 B 74 B 113 3.00 01/23/02 148 B 183 B 198 3.00 07/09/02 201 B 217 B 221 B 229 B 238 B 239 9.00 12/19/00 246 B 249 1.00 255 B 257 3.00 10/16/01 292 B 307 B 308 3.00 01/18/01 315 B 331 3.00 01/23/02 347 B 10/19/01 351 B 359 B 10/19/01 384 B 385 1.00 11/15/01 387 B 10/19/01 395 B Notes: (1) A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 0 0 DisclosureREO Control # Date 23 34 42 53 54 56 64 74 113 148 183 198 201 217 221 229 238 239 07/12/02 246 249 255 257 292 307 308 315 331 347 351 359 384 385 387 395 STRAT ABN AMRO Acct: 67-7852-70-9 Distribution of Principal Balances Current ScheduNumber Balances of Loans $0 to $1,000,000 26 $1,000,000to $2,000,000 98 $2,000,000to $3,000,000 76 $3,000,000to $4,000,000 42 $4,000,000to $6,000,000 66 $6,000,000to $8,000,000 32 $8,000,000to $10,000,000 13 $10,000,00to $12,000,000 4 $12,000,00to $14,000,000 5 $14,000,00to $16,000,000 6 $16,000,00to $18,000,000 5 $18,000,00to $20,000,000 5 $20,000,00to $22,000,000 2 $22,000,00to $24,000,000 2 $24,000,00to $28,000,000 5 $28,000,00to $32,000,000 2 $32,000,00to $34,000,000 1 $34,000,00to $38,000,000 1 $38,000,00to $44,000,000 0 $44,000,00& Above 0 Total 391 Current Scheduled Scheduled Based on Balances Balance Balance $0 to $1,000,000 21,112,731 1.12% $1,000,000to $2,000,000 148,820,540 7.92% $2,000,000to $3,000,000 182,691,162 9.73% $3,000,000to $4,000,000 146,137,924 7.78% $4,000,000to $6,000,000 313,866,099 16.71% $6,000,000to $8,000,000 216,748,206 11.54% $8,000,000to $10,000,000 115,715,967 6.16% $10,000,00to $12,000,000 43,316,630 2.31% $12,000,00to $14,000,000 62,697,402 3.34% $14,000,00to $16,000,000 90,237,121 4.80% $16,000,00to $18,000,000 86,052,827 4.58% $18,000,00to $20,000,000 94,637,503 5.04% $20,000,00to $22,000,000 43,392,790 2.31% $22,000,00to $24,000,000 46,046,015 2.45% $24,000,00to $28,000,000 136,721,336 7.28% $28,000,00to $32,000,000 59,711,587 3.18% $32,000,00to $34,000,000 33,370,152 1.78% $34,000,00to $38,000,000 37,217,912 1.98% $38,000,00to $44,000,000 0 0.00% $44,000,00& Above 0 0.00% Total 1,878,493,906 100.00% Average Scheduled Balance is 4,792,076 Maximum Scheduled Balance is 37,217,912 Minimum Scheduled Balance is 559,998 Distribution of Property Types Number Scheduled Based on Property Tof Loans Balance Balance Retail 173 745,625,85 39.69% Multifamil 117 551,258,84 29.35% Office 32 239,201,52 12.73% Lodging 33 182,091,04 9.69% Health Car 14 79,238,5 4.22% Industrial 11 51,722,1 2.75% Other 5 15,309,8 0.82% Mixed Use 2 6,195, 0.33% Mobile Hom 2 4,497, 0.24% Self Stora 2 3,353, 0.18% Total 391 1878493906 100.00% Distribution of Mortgage Interest Rates Current MortgagNumber Scheduled Based on Interest Ratof Loans Balance Balance 7.00% or less 0 0.00% 7.00% to 7.500% 25 254,599,4 13.55% 7.50% to 8.00% 99 506,827,5 26.98% 8.00% to 8.50% 135 598,208,1 31.85% 8.50% to 9.00% 84 365,650,5 19.47% 9.00% to 9.50% 39 112,527,8 5.99% 9.50% to 10.00% 3 7,274 0.39% 10.00% to 10.500% 6 33,406, 1.78% 10.50% to 11.00% 0 0.00% 11.00% to 11.500% 0 0.00% 11.50% to 12.00% 0 0.00% 12.00% to 12.500% 0 0.00% 12.50% to 13.00% 0 0.00% 13.00% to 13.500% 0 0.00% 13.50% & Above 0 0.00% Total 391 1,878,493,90 100.00% W/Avg Mortgage Interest Rate is 8.3278% Minimum Mortgage Interest Rate i 7.0650% Maximum Mortgage Interest Rate i 10.5000% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Florida 55 287,151,6 15.29% Texas 46 195,234,5 10.39% New York 20 193,829,0 10.32% California 29 148,764,0 7.92% Georgia 33 103,451,1 5.51% Virginia 17 76,447, 4.07% Pennsylvania 15 72,606, 3.87% New Jersey 12 67,238, 3.58% Missouri 6 61,218, 3.26% Massachusetts 8 57,707, 3.07% Ohio 18 52,500, 2.79% Maryland 12 51,202, 2.73% North Carolina 13 47,715, 2.54% Michigan 9 45,056, 2.40% Arizona 15 44,508, 2.37% Illinois 5 40,447, 2.15% Connecticut 7 38,028, 2.02% Tennessee 6 34,019, 1.81% Utah 3 32,598, 1.74% Alabama 6 24,154, 1.29% Nevada 2 22,189, 1.18% South Carolina 6 21,851, 1.16% Wisconsin 4 20,232, 1.08% Kansas 7 20,225, 1.08% Louisiana 1 19,140, 1.02% Washington 6 18,968, 1.01% Indiana 7 18,530, 0.99% Minnesota 5 16,404, 0.87% Colorado 5 16,034, 0.85% Oklahoma 2 7,219 0.38% Other 11 23,818, 1.27% Total 391 1,878,493,90 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00% 1+ to 2 years 0 0.00% 2+ to 3 years 0 0.00% 3+ to 4 years 0 0.00% 4+ to 5 years 233 1,218,136,88 64.85% 5+ to 6 years 153 639,675,7 34.05% 6+ to 7 years 5 20,681, 1.10% 7+ to 8 years 0 0.00% 8+ to 9 years 0 0.00% 9+ to 10 years 0 0.00% 10 years or more 0 0.00% Total 391 1,878,493,90 100.00% Weighted Average Seasoning is 5.0 Distribution of RemaiNumber Scheduled Based on Fully Amorof Loans Balance Balance 60 months or less 5 20,860, 1.11% 61 to 120 months 7 19,630, 1.05% 121 to 180 months 48 88,911, 4.73% 181 to 240 months 20 105,453,0 5.61% 241 to 360 months 11 72,205, 3.84% Total 91 307,061,7 16.35% Weighted Average Months to Maturity 193 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 72 259,828,5 13.83% Amortizing Balloon 290 1,438,370,81 76.57% Interest Only / Amort 5 20,860, 1.11% Interest Only / Amort 6 72,704, 3.87% Other 18 86,729, 4.62% Total 391 1,878,493,90 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 1 27,279, 1.45% 13 to 24 months 27 113,509,0 6.04% 25 to 36 months 3 6,823 0.36% 37 to 48 months 0 0.00% 49 to 60 months 149 685,914,9 36.51% 61 to 120 months 81 447,606,9 23.83% 121 to 180 months 27 218,742,0 11.64% 181 to 240 months 12 71,556, 3.81% Total 300 1,571,432,12 83.65% Weighted Average Months to Maturity 78 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500 to less 6 8,645 0.46% 0.500 to 0.625 1 4,829 0.26% 0.625 to 0.750 3 30,716, 1.64% 0.750 to 0.875 4 24,688, 1.31% 0.875 to 1.000 18 84,581, 4.50% 1.000 to 1.125 42 153,347,0 8.16% 1.125 to 1.250 21 106,443,5 5.67% 1.250 to 1.375 55 337,004,4 17.94% 1.375 to 1.500 64 312,881,5 16.66% 1.500 to 1.625 39 158,270,8 8.43% 1.625 to 1.750 35 225,333,3 12.00% 1.750 to 1.875 28 95,677, 5.09% 1.875 to 2.000 12 42,802, 2.28% 2.000 to 2.125 7 23,084, 1.23% 2.125 & above 23 104,469,0 5.56% Unknown 33 165,718,1 8.82% Total 391 1,878,493,90 100.00% Weighted Average Debt Service Coverage Ratio 1.459 (1) Debt Service Coverage Ratios are calculated as descri are updated periodically as new NOI figures became avail asset level. Neither the Trustee, Servicer, Special Serv representation as to the accuracy of the data provided by NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 354 1,699,427,44 90.47% 1 to 2 years 4 13,348, 0.71% 2 Years or More 0 0.00% Unknown 33 165,718,1 8.82% Total 391 1,878,493,90 100.00% Loan Level Detail "STRAT_LBL1" Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 1FUCM97C2 Industrial 07/01/07 1.630 2FUCM97C2 Retail 11/01/12 1.370 3FUCM97C2 Retail 11/01/07 1.670 4FUCM97C2 Multifamily 09/01/12 1.710 5FUCM97C2 Office 10/01/22 1.030 6FUCM97C2 Multifamily 05/01/07 1.330 7FUCM97C2 Lodging 11/01/12 8FUCM97C2 Multifamily 05/01/07 1.340 9FUCM97C2 Retail 07/01/12 1.390 10FUCM97C2 Retail 10/01/02 1.410 11FUCM97C2 Office 06/01/17 1.050 12FUCM97C2 Health Care 09/01/22 13FUCM97C2 Retail 10/01/12 1.280 14FUCM97C2 Office 06/01/22 2.330 15FUCM97C2 Office 08/01/07 1.660 16FUCM97C2 Office 08/01/12 1.000 17FUCM97C2 Multifamily 11/01/07 1.500 18FUCM97C2 Multifamily 09/01/07 1.180 19FUCM97C2 Retail 06/01/07 20FUCM97C2 Office 08/01/07 1.180 21FUCM97C2 Multifamily 07/01/07 0.920 22FUCM97C2 Retail 08/01/12 1.060 23FUCM97C2 Lodging 09/01/04 0.670 24FUCM97C2 Multifamily 07/01/07 1.370 25FUCM97C2 Multifamily 07/01/07 1.450 26FUCM97C2 Lodging 11/01/12 27FUCM97C2 Retail 11/01/12 1.480 28FUCM97C2 Multifamily 10/01/27 1.600 29FUCM97C2 Office 06/01/12 2.150 30FUCM97C2 Office 10/01/17 1.700 31FUCM97C2 Multifamily 05/01/07 1.340 32FUCM97C2 Multifamily 09/01/22 0.940 33FUCM97C2 Multifamily 11/01/27 1.300 34FUCM97C2 Retail 09/01/07 0.760 35FUCM97C2 Retail 10/01/07 1.480 36FUCM97C2 Multifamily 07/01/07 1.330 37FUCM97C2 Retail 09/01/07 1.310 39FUCM97C2 Lodging 11/01/07 0.660 40FUCM97C2 Office 07/01/04 1.940 41FUCM97C2 Health Care 08/01/07 1.630 42FUCM97C2 Retail 02/01/19 1.090 43FUCM97C2 Retail 10/01/12 1.410 44FUCM97C2 Retail 06/01/07 1.360 45FUCM97C2 Multifamily 09/01/07 1.280 46FUCM97C2 Office 08/01/07 3.140 47FUCM97C2 Retail 07/01/19 1.030 48FUCM97C2 Lodging 05/01/07 1.640 49FUCM97C2 Retail 10/01/07 50FUCM97C2 Retail 07/01/19 1.030 51FUCM97C2 Retail 09/01/07 1.520 52FUCM97C2 Multifamily 08/01/12 1.240 53FUCM97C2 Health Care 06/01/07 54FUCM97C2 Health Care 06/01/07 55FUCM97C2 Multifamily 08/01/01 56FUCM97C2 Industrial 11/01/12 1.440 57FUCM97C2 Multifamily 09/01/04 1.220 59FUCM97C2 Industrial 09/01/04 1.980 60FUCM97C2 Retail 11/01/07 1.930 61FUCM97C2 Retail 10/01/12 1.770 62FUCM97C2 Retail 10/01/07 1.410 63FUCM97C2 Health Care 10/01/07 64FUCM97C2 Multifamily 07/01/07 1.540 65FUCM97C2 Retail 07/01/07 66FUCM97C2 Industrial 07/01/17 1.650 67FUCM97C2 Retail 09/01/07 1.570 68FUCM97C2 Multifamily 07/01/07 1.670 69FUCM97C2 Multifamily 10/01/07 1.250 70FUCM97C2 Office 07/01/04 1.240 71FUCM97C2 Multifamily 06/01/04 1.450 72FUCM97C2 Multifamily 08/01/07 1.710 73FUCM97C2 Retail 11/01/16 1.200 74FUCM97C2 Retail 11/01/07 1.350 75FUCM97C2 Retail 06/01/07 1.810 76FUCM97C2 Retail 10/01/07 1.350 77FUCM97C2 Multifamily 08/01/07 1.330 78FUCM97C2 Multifamily 08/01/07 1.410 79FUCM97C2 Multifamily 05/01/04 1.500 80FUCM97C2 Retail 07/01/07 1.450 81FUCM97C2 Multifamily 05/01/04 1.410 82FUCM97C2 Lodging 11/01/12 2.160 83FUCM97C2 Multifamily 11/01/07 1.270 84FUCM97C2 Retail 10/01/07 1.810 85FUCM97C2 Retail 09/01/07 1.440 86FUCM97C2 Multifamily 09/01/07 1.820 87FUCM97C2 Multifamily 11/01/07 2.100 88FUCM97C2 Lodging 08/01/07 1.720 89FUCM97C2 Retail 11/01/07 1.530 90FUCM97C2 Lodging 11/01/12 91FUCM97C2 Multifamily 09/01/12 1.310 92FUCM97C2 Industrial 06/01/22 2.060 93FUCM97C2 Multifamily 08/01/07 1.510 94FUCM97C2 Retail 06/01/07 1.710 95FUCM97C2 Retail 06/01/18 1.000 96FUCM97C2 Industrial 07/01/07 1.780 97FUCM97C2 Multifamily 09/01/12 1.460 98FUCM97C2 Office 08/01/07 1.320 99FUCM97C2 Retail 06/01/12 1.610 100FUCM97C2 Health Care 10/01/12 0.800 101FUCM97C2 Health Care 05/01/07 102FUCM97C2 Retail 05/01/07 1.380 103FUCM97C2 Retail 08/01/07 1.730 104FUCM97C2 Retail 05/01/17 1.320 105FUCM97C2 Retail 10/01/07 1.570 106FUCM97C2 Multifamily 08/01/07 1.720 107FUCM97C2 Lodging 10/01/07 1.430 108FUCM97C2 Multifamily 03/01/04 1.600 109FUCM97C2 Retail 08/01/07 1.280 110FUCM97C2 Retail 08/01/07 1.610 111FUCM97C2 Multifamily 08/01/07 1.880 112FUCM97C2 Multifamily 08/01/07 113FUCM97C2 Lodging 07/01/04 2.780 114FUCM97C2 Multifamily 10/01/07 1.600 115FUCM97C2 Retail 08/01/07 1.410 116FUCM97C2 Office 06/01/07 2.250 117FUCM97C2 Other 04/01/09 1.170 118FUCM97C2 Lodging 11/01/07 1.810 119FUCM97C2 Retail 08/01/04 1.980 120FUCM97C2 Office 07/01/07 1.410 122FUCM97C2 Industrial 11/01/07 123FUCM97C2 Retail 07/01/07 1.220 124FUCM97C2 Retail 09/01/17 125FUCM97C2 Retail 05/01/04 1.520 126FUCM97C2 Industrial 10/01/07 0.600 127FUCM97C2 Lodging 11/01/07 2.950 128FUCM97C2 Lodging 10/01/07 1.480 129FUCM97C2 Mixed Use 09/01/22 1.440 130FUCM97C2 Lodging 07/01/20 2.120 131FUCM97C2 Multifamily 04/01/07 1.770 132FUCM97C2 Retail 07/01/07 1.300 133FUCM97C2 Lodging 10/01/07 1.390 134FUCM97C2 Multifamily 05/01/07 1.710 135FUCM97C2 Health Care 10/01/07 1.300 136FUCM97C2 Health Care 08/01/07 1.620 137FUCM97C2 Retail 05/01/07 1.000 138FUCM97C2 Retail 06/01/18 1.000 139FUCM97C2 Retail 05/01/18 1.570 140FUCM97C2 Retail 10/01/07 1.670 141FUCM97C2 Multifamily 09/01/04 1.950 142FUCM97C2 Multifamily 08/01/07 1.680 143FUCM97C2 Multifamily 07/01/07 1.550 145FUCM97C2 Office 06/01/07 1.280 146FUCM97C2 Industrial 05/01/04 1.830 147FUCM97C2 Retail 08/01/07 148FUCM97C2 Lodging 11/01/19 1.710 149FUCM97C2 Retail 11/01/07 1.320 150FUCM97C2 Retail 10/01/07 1.660 151FUCM97C2 Multifamily 10/01/07 1.300 152FUCM97C2 Multifamily 05/01/04 1.340 153FUCM97C2 Retail 07/01/17 1.560 154FUCM97C2 Retail 07/01/07 1.490 155FUCM97C2 Retail 09/01/07 1.870 156FUCM97C2 Multifamily 08/01/07 1.080 157FUCM97C2 Retail 06/01/18 1.520 158FUCM97C2 Multifamily 09/01/04 1.240 159FUCM97C2 Multifamily 10/01/07 1.380 160FUCM97C2 Multifamily 07/01/07 1.960 161FUCM97C2 Multifamily 06/01/07 1.840 162FUCM97C2 Multifamily 10/01/07 1.390 163FUCM97C2 Lodging 11/01/07 1.450 164FUCM97C2 Retail 10/01/07 1.420 165FUCM97C2 Retail 09/01/07 1.180 166FUCM97C2 Other 04/01/09 1.160 167FUCM97C2 Retail 11/01/12 1.510 168FUCM97C2 Retail 10/01/07 1.630 169FUCM97C2 Lodging 04/01/07 1.750 170FUCM97C2 Retail 09/01/07 1.490 171FUCM97C2 Retail 06/01/07 1.510 172FUCM97C2 Multifamily 05/01/07 1.420 173FUCM97C2 Multifamily 07/01/07 1.510 174FUCM97C2 Multifamily 07/01/07 1.380 175FUCM97C2 Retail 10/01/07 1.370 176FUCM97C2 Lodging 09/01/07 1.380 177FUCM97C2 Lodging 08/01/07 1.800 178FUCM97C2 Office 05/01/07 1.570 180FUCM97C2 Multifamily 03/01/04 2.420 181FUCM97C2 Multifamily 03/01/04 1.540 182FUCM97C2 Lodging 10/01/12 1.680 183FUCM97C2 Multifamily 07/01/07 1.690 184FUCM97C2 Office 06/01/07 1.180 185FUCM97C2 Other 01/01/09 1.760 186FUCM97C2 Lodging 10/01/07 1.360 187FUCM97C2 Multifamily 10/01/22 1.300 188FUCM97C2 Retail 07/01/04 1.400 189FUCM97C2 Retail 07/01/04 1.400 190FUCM97C2 Retail 09/01/07 1.440 191FUCM97C2 Multifamily 09/01/07 1.320 192FUCM97C2 Office 10/01/07 2.190 193FUCM97C2 Office 07/01/07 1.840 194FUCM97C2 Retail 07/01/22 1.180 195FUCM97C2 Multifamily 10/01/07 1.460 196FUCM97C2 Other 01/01/09 1.500 197FUCM97C2 Retail 07/01/07 1.310 198FUCM97C2 Retail 05/01/07 2.480 199FUCM97C2 Office 05/01/04 0.780 200FUCM97C2 Health Care 08/01/17 1.220 201FUCM97C2 Multifamily 10/01/12 1.480 202FUCM97C2 Multifamily 06/01/22 1.370 203FUCM97C2 Multifamily 09/01/07 0.840 204FUCM97C2 Lodging 10/01/17 1.360 205FUCM97C2 Retail 04/01/07 1.550 206FUCM97C2 Office 09/01/07 1.310 207FUCM97C2 Retail 10/01/04 1.370 208FUCM97C2 Retail 09/01/07 1.440 209FUCM97C2 Health Care 08/01/07 1.850 210FUCM97C2 Retail 08/01/04 2.470 211FUCM97C2 Retail 06/01/07 -0.010 212FUCM97C2 Industrial 10/01/07 1.520 213FUCM97C2 Office 08/01/12 1.650 214FUCM97C2 Office 10/01/07 1.300 215FUCM97C2 Retail 10/01/07 1.340 216FUCM97C2 Retail 04/01/08 1.730 217FUCM97C2 Lodging 07/01/07 1.800 218FUCM97C2 Multifamily 07/01/07 1.390 219FUCM97C2 Multifamily 05/01/07 1.500 220FUCM97C2 Retail 05/01/04 1.550 221FUCM97C2 Multifamily 06/01/07 1.510 222FUCM97C2 Retail 09/01/12 1.920 223FUCM97C2 Retail 11/01/12 1.510 224FUCM97C2 Office 09/01/07 1.170 225FUCM97C2 Multifamily 09/01/07 3.070 226FUCM97C2 Multifamily 08/01/04 1.600 227FUCM97C2 Office 05/01/07 1.040 228FUCM97C2 Retail 08/01/15 0.970 229FUCM97C2 Multifamily 07/01/07 1.180 230FUCM97C2 Mobile Home 10/01/07 1.450 231FUCM97C2 Multifamily 10/01/07 1.320 232FUCM97C2 Retail 09/01/07 2.170 233FUCM97C2 Multifamily 03/01/04 1.440 234FUCM97C2 Retail 09/01/07 1.340 235FUCM97C2 Retail 09/01/10 1.440 237FUCM97C2 Office 11/01/17 2.510 238FUCM97C2 Lodging 11/01/19 0.010 239FUCM97C2 Lodging 09/01/07 1.660 240FUCM97C2 Retail 09/01/07 1.970 241FUCM97C2 Lodging 09/01/07 0.990 242FUCM97C2 Retail 06/01/18 1.330 243FUCM97C2 Multifamily 03/01/04 1.720 244FUCM97C2 Retail 07/01/17 1.600 245FUCM97C2 Retail 10/01/07 1.170 246FUCM97C2 Office 05/01/07 0.890 247FUCM97C2 Office 10/01/07 1.450 248FUCM97C2 Office 10/01/07 2.590 249FUCM97C2 Multifamily 08/01/07 1.380 250FUCM97C2 Retail 07/01/07 1.390 251FUCM97C2 Multifamily 07/01/04 1.490 252FUCM97C2 Retail 07/01/07 1.820 253FUCM97C2 Self Storag 10/01/12 2.240 254FUCM97C2 Retail 05/01/07 1.430 255FUCM97C2 Lodging 11/01/19 256FUCM97C2 Retail 11/01/07 1.570 257FUCM97C2 Multifamily 10/01/27 0.420 258FUCM97C2 Multifamily 09/01/04 1.660 259FUCM97C2 Multifamily 10/01/27 0.680 260FUCM97C2 Retail 06/01/07 1.670 261FUCM97C2 Retail 11/01/12 1.270 262FUCM97C2 Retail 11/01/07 1.120 263FUCM97C2 Retail 08/01/07 1.520 264FUCM97C2 Multifamily 07/01/22 1.800 265FUCM97C2 Retail 05/01/04 1.670 266FUCM97C2 Other 05/01/17 0.930 267FUCM97C2 Multifamily 09/01/07 1.670 268FUCM97C2 Multifamily 06/01/07 1.510 269FUCM97C2 Multifamily 03/01/04 1.660 270FUCM97C2 Retail 11/01/12 1.400 271FUCM97C2 Multifamily 08/01/07 1.450 272FUCM97C2 Retail 07/01/07 1.350 273FUCM97C2 Multifamily 05/01/04 1.370 275FUCM97C2 Retail 05/01/07 1.450 276FUCM97C2 Retail 06/01/17 1.600 277FUCM97C2 Health Care 08/01/07 278FUCM97C2 Multifamily 06/01/07 1.470 279FUCM97C2 Multifamily 11/01/07 280FUCM97C2 Retail 10/01/07 1.550 281FUCM97C2 Multifamily 10/01/07 1.470 282FUCM97C2 Multifamily 09/01/07 1.660 283FUCM97C2 Retail 07/01/17 1.030 284FUCM97C2 Retail 06/01/17 285FUCM97C2 Multifamily 07/01/07 1.830 286FUCM97C2 Retail 11/01/07 1.150 287FUCM97C2 Retail 10/01/04 1.540 288FUCM97C2 Multifamily 08/01/07 1.810 289FUCM97C2 Retail 08/01/07 1.840 290FUCM97C2 Office 07/01/07 291FUCM97C2 Multifamily 05/01/07 2.640 292FUCM97C2 Multifamily 07/01/07 1.590 293FUCM97C2 Industrial 10/01/07 1.640 294FUCM97C2 Multifamily 09/01/07 1.380 295FUCM97C2 Multifamily 10/01/07 2.930 296FUCM97C2 Retail 09/01/07 1.920 297FUCM97C2 Multifamily 08/01/07 1.960 298FUCM97C2 Retail 11/01/17 1.030 299FUCM97C2 Multifamily 08/01/25 1.730 300FUCM97C2 Multifamily 08/01/07 1.670 301FUCM97C2 Retail 06/01/07 1.610 302FUCM97C2 Multifamily 06/01/07 1.820 303FUCM97C2 Retail 11/01/17 1.030 304FUCM97C2 Health Care 11/01/07 305FUCM97C2 Multifamily 09/01/07 1.380 306FUCM97C2 Multifamily 09/01/07 1.760 307FUCM97C2 Multifamily 06/01/27 308FUCM97C2 Retail 04/01/04 309FUCM97C2 Multifamily 09/01/07 1.440 310FUCM97C2 Retail 07/01/17 1.030 311FUCM97C2 Retail 09/01/07 1.290 312FUCM97C2 Multifamily 08/01/04 1.840 313FUCM97C2 Multifamily 06/01/07 1.850 314FUCM97C2 Retail 07/01/17 1.030 315FUCM97C2 Multifamily 06/01/07 1.330 316FUCM97C2 Multifamily 11/01/07 1.080 317FUCM97C2 Office 10/01/07 1.680 318FUCM97C2 Retail 10/01/07 2.690 319FUCM97C2 Retail 07/01/07 1.380 320FUCM97C2 Multifamily 06/01/07 1.430 321FUCM97C2 Office 06/01/04 1.470 322FUCM97C2 Retail 04/01/07 1.260 323FUCM97C2 Multifamily 10/01/22 1.290 324FUCM97C2 Retail 11/01/17 1.030 325FUCM97C2 Retail 09/01/17 1.030 326FUCM97C2 Office 08/01/12 2.010 327FUCM97C2 Retail 11/01/12 1.390 328FUCM97C2 Retail 03/01/17 1.020 329FUCM97C2 Multifamily 07/01/17 2.000 330FUCM97C2 Retail 03/01/16 1.060 331FUCM97C2 Lodging 07/01/04 1.880 332FUCM97C2 Mobile Home 09/01/15 1.360 333FUCM97C2 Multifamily 08/01/27 1.060 334FUCM97C2 Retail 11/01/17 1.030 335FUCM97C2 Multifamily 08/01/07 2.530 336FUCM97C2 Retail 11/01/16 1.150 337FUCM97C2 Multifamily 10/01/06 1.260 338FUCM97C2 Multifamily 08/01/04 1.280 339FUCM97C2 Health Care 01/01/07 340FUCM97C2 Retail 11/01/17 1.030 341FUCM97C2 Retail 05/01/07 1.810 342FUCM97C2 Retail 09/01/16 1.060 343FUCM97C2 Retail 12/01/16 1.000 344FUCM97C2 Multifamily 08/01/04 1.770 345FUCM97C2 Multifamily 07/01/04 2.130 346FUCM97C2 Retail 07/01/16 1.060 347FUCM97C2 Retail 11/01/16 1.000 348FUCM97C2 Retail 07/01/16 1.060 349FUCM97C2 Retail 02/01/16 1.060 350FUCM97C2 Multifamily 08/01/04 1.260 351FUCM97C2 Multifamily 06/01/07 1.500 352FUCM97C2 Retail 02/01/17 1.270 353FUCM97C2 Mixed Use 11/01/12 1.460 354FUCM97C2 Retail 10/01/07 1.550 355FUCM97C2 Retail 09/01/07 356FUCM97C2 Multifamily 06/01/17 1.270 357FUCM97C2 Office 10/01/07 1.430 358FUCM97C2 Retail 07/01/07 1.640 359FUCM97C2 Retail 09/01/16 1.000 360FUCM97C2 Retail 10/01/07 1.840 361FUCM97C2 Retail 12/01/16 1.000 362FUCM97C2 Retail 05/01/17 1.000 363FUCM97C2 Multifamily 07/01/07 364FUCM97C2 Retail 10/01/16 365FUCM97C2 Retail 08/01/16 1.000 366FUCM97C2 Lodging 09/01/07 2.020 367FUCM97C2 Retail 10/01/04 368FUCM97C2 Retail 08/01/07 2.090 369FUCM97C2 Retail 07/01/07 1.460 370FUCM97C2 Multifamily 06/01/07 2.730 371FUCM97C2 Retail 07/01/07 1.470 372FUCM97C2 Retail 01/01/17 1.220 373FUCM97C2 Multifamily 10/01/22 1.270 374FUCM97C2 Multifamily 08/01/07 1.410 375FUCM97C2 Multifamily 08/01/07 0.500 376FUCM97C2 Multifamily 05/01/07 377FUCM97C2 Retail 09/01/16 1.060 378FUCM97C2 Retail 10/01/07 1.750 379FUCM97C2 Multifamily 11/01/07 1.870 380FUCM97C2 Retail 10/01/07 381FUCM97C2 Industrial 09/01/07 2.140 382FUCM97C2 Retail 08/01/16 1.000 383FUCM97C2 Multifamily 06/01/07 1.360 384FUCM97C2 Retail 09/01/17 385FUCM97C2 Retail 03/01/17 1.060 386FUCM97C2 Retail 08/01/17 387FUCM97C2 Retail 02/01/17 1.060 388FUCM97C2 Retail 02/01/17 1.060 389FUCM97C2 Industrial 08/01/07 1.790 390FUCM97C2 Multifamily 10/01/07 1.160 391FUCM97C2 Multifamily 10/01/07 1.970 392FUCM97C2 Multifamily 09/01/22 1.560 393FUCM97C2 Retail 05/01/07 1.290 394FUCM97C2 Retail 08/01/16 1.050 395FUCM97C2 Self Storag 08/01/07 2.020 396FUCM97C2 Retail 10/01/07 1.770 397FUCM97C2 Retail 08/01/16 1.070 398FUCM97C2 Retail 08/01/16 1.060 400FUCM97C2 Retail 05/01/07 1.370 401FUCM97C2 Health Care 07/01/07 1.550 402FUCM97C2 Retail 02/01/16 1.050 403FUCM97C2 Retail 01/01/18 1.000 404FUCM97C2 Retail 08/01/16 1.060 405FUCM97C2 Retail 08/01/16 1.060 406FUCM97C2 Multifamily 07/01/07 1.500 407FUCM97C2 Retail 11/01/07 1.090 408FUCM97C2 Retail 10/01/07 1.600 409FUCM97C2 Retail 10/01/15 1.050 410FUCM97C2 Retail 08/01/04 1.910 411FUCM97C2 Multifamily 06/01/07 412FUCM97C2 Retail 08/01/17 1.110 413FUCM97C2 Office 05/01/07 1.920 414FUCM97C2 Multifamily 10/01/27 1.240 415FUCM97C2 Retail 10/01/16 1.070 416FUCM97C2 Retail 03/01/17 1.390 417FUCM97C2 Retail 03/01/17 1.070 418FUCM97C2 Lodging 10/01/07 0.440 419FUCM97C2 Health Care 09/01/07 420FUCM97C2 Retail 11/01/12 1.070 421FUCM97C2 Retail 10/01/07 1.650 422FUCM97C2 Multifamily 06/01/07 2.270 423FUCM97C2 Lodging 10/01/07 0.310 424FUCM97C2 Multifamily 05/01/07 1.470 425FUCM97C2 Lodging 10/01/07 0.450 426FUCM97C2 Multifamily 09/01/27 427FUCM97C2 Retail 11/01/12 1.390 428FUCM97C2 Multifamily 10/01/07 1.560 429FUCM97C2 Multifamily 06/01/07 1.600 430FUCM97C2 Multifamily 11/01/07 1.490 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 1 12/31/00NY 0.000% 2 12/31/01NY 37,217, 7.470% 3 12/31/01VA 33,370, 7.625% 4 12/31/01NY 31,674, 7.430% 5 12/31/01UT 27,497, 7.185% 6 12/31/01MA 28,036, 8.550% 7 MO 27,024, 7.960% 8 12/31/01MI 27,519, 8.250% 9 12/31/01IL 27,400, 8.120% 10 12/31/01TX 27,279, 7.240% 11 12/31/01FL 23,676, 8.410% 12 FL 22,369, 8.631% 13 12/31/01CA 21,991, 7.750% 14 10/31/01NY 21,401, 8.420% 15 12/31/01FL 19,819, 7.910% 16 12/31/01CT 17,480, 7.065% 17 12/31/01FL 19,077, 7.450% 18 12/31/01LA 19,140, 7.940% 19 PA 18,322, 8.930% 20 12/31/01NY 18,277, 7.880% 21 12/31/01NV 17,936, 8.290% 22 12/31/01MO 17,633, 8.250% 23 12/31/01FL 16,871, 8.690% 24 12/31/00AZ 0.000% 25 12/31/00AZ 0.000% 26 TX 15,801, 7.920% 27 12/31/01NY 16,131, 7.470% 28 12/31/01NJ 15,751, 7.600% 29 12/31/01NY 15,831, 8.420% 30 12/31/01OH 14,469, 8.250% 31 12/31/01MA 14,306, 8.550% 32 12/31/01FL 14,076, 8.050% 33 12/31/01PA 13,277, 7.510% 34 12/31/01FL 12,846, 8.100% 35 12/31/01PA 12,508, 7.620% 36 12/31/01TX 12,019, 8.375% 37 12/31/01TX 12,046, 8.650% 39 12/31/01TX 11,375, 7.670% 40 12/31/00CA 0.000% 41 12/31/01CA 11,329, 8.410% 42 12/31/01TX 10,547, 8.840% 43 12/31/01CA 10,065, 8.000% 44 12/31/01NY 9,778 8.691% 45 12/31/01CA 9,510 7.360% 46 12/31/01FL 9,593 8.250% 47 12/31/01GA 9,751 10.125% 48 12/31/01WI 9,124 9.400% 49 FL 0.000% 50 12/31/01GA 9,448 10.125% 51 12/31/01FL 8,944 8.100% 52 12/31/01NJ 8,922 8.450% 53 MD 4,428 10.500% 54 MD 4,183 7.603% 55 CA 0.000% 56 12/31/01NJ 7,209 8.380% 57 12/31/00MI 0.000% 59 12/31/01CA 8,189 8.090% 60 12/31/01VA 8,060 7.500% 61 12/31/01CA 8,148 8.000% 62 12/31/01TN 8,087 7.980% 63 CA 7,862 8.070% 64 12/31/01TX 8,156 8.140% 65 NY 7,914 8.310% 66 01/31/01SC 7,070 9.125% 67 12/31/01CA 7,689 8.375% 68 12/31/01CO 7,700 8.650% 69 12/31/01TN 7,148 7.450% 70 12/31/00CA 0.000% 71 12/31/01NC 7,138 8.470% 72 12/31/01MD 6,985 7.680% 73 12/31/01NC 6,306 7.313% 74 12/31/01AL 6,668 7.950% 75 12/31/01NJ 6,722 8.690% 76 12/31/01KS 6,823 8.160% 77 12/31/01GA 6,812 7.720% 78 12/31/01AZ 6,789 7.938% 79 12/31/01GA 6,722 8.940% 80 12/31/01VA 6,708 8.630% 81 12/31/01WA 6,698 8.535% 82 12/31/01MO 6,523 7.960% 83 12/31/01TX 6,784 7.500% 84 12/31/01FL 6,699 7.840% 85 12/31/01TN 6,617 8.000% 86 12/31/01AZ 6,790 7.500% 87 12/31/01MD 6,543 7.500% 88 12/31/01FL 6,301 8.500% 89 12/31/01VA 6,434 7.750% 90 NY 6,318 9.000% 91 12/31/01GA 6,303 7.740% 92 12/31/01TX 6,166 9.375% 93 12/31/99CA 0.000% 94 12/31/01NJ 6,068 8.690% 95 12/31/01NY 5,715 8.188% 96 12/31/01MD 6,154 8.550% 97 12/31/01WI 6,070 7.840% 98 12/31/01FL 5,875 8.375% 99 12/31/01FL 5,886 8.750% 100 12/31/01AZ 5,055 8.750% 101 MI 5,809 9.250% 102 12/31/01CA 5,895 8.875% 103 12/31/01GA 5,941 8.375% 104 12/31/01CA 5,784 8.720% 105 12/31/01MO 5,823 8.160% 106 12/31/00CA 0.000% 107 12/31/01FL 5,507 7.970% 108 12/31/01SC 5,559 8.000% 109 12/31/01TN 5,497 8.125% 110 12/31/01NJ 5,515 8.150% 111 12/31/99CA 0.000% 112 NC 5,357 8.300% 113 12/31/01FL 5,202 8.900% 114 12/31/01AL 5,262 7.820% 115 12/31/01IL 5,208 8.250% 116 12/31/01NY 5,307 9.010% 117 12/31/01MN 4,132 10.125% 118 12/31/01FL 5,037 8.040% 119 12/31/01OH 5,172 8.090% 120 12/31/01OK 4,921 8.870% 122 NJ 0.000% 123 12/31/01GA 4,960 9.000% 124 TX 4,738 7.438% 125 12/31/01FL 4,898 9.060% 126 12/31/01CA 4,829 7.793% 127 12/31/01NY 4,661 8.000% 128 12/31/01FL 4,656 7.970% 129 12/31/01NJ 4,626 8.250% 130 12/31/01FL 4,583 9.240% 131 12/31/01CA 4,623 8.570% 132 12/31/01NY 4,659 8.625% 133 12/31/01FL 4,469 7.970% 134 12/31/01TX 4,580 8.520% 135 12/31/01TN 4,543 8.000% 136 12/31/01MN 4,508 8.970% 137 12/31/01MA 4,586 9.010% 138 12/31/01OH 4,253 8.188% 139 12/31/01PA 4,242 8.188% 140 12/31/01KS 4,563 8.230% 141 12/31/01MD 4,523 8.200% 142 12/31/00WA 0.000% 143 12/31/01AZ 4,557 8.320% 145 12/31/01FL 4,417 9.150% 146 12/31/01IL 4,165 9.150% 147 CT 4,488 7.810% 148 12/31/01CT 4,266 8.250% 149 12/31/01NV 4,252 7.875% 150 12/31/01NC 4,409 8.000% 151 12/31/01AZ 4,388 7.550% 152 12/31/01WA 4,338 8.535% 153 12/31/01GA 4,335 8.490% 154 12/31/01CT 4,317 8.100% 155 12/31/01NC 4,319 8.240% 156 12/31/01MD 4,233 7.680% 157 12/31/01SC 3,987 8.188% 158 12/31/01TX 4,134 7.520% 159 12/31/01GA 4,250 7.375% 160 12/31/01TX 4,254 7.980% 161 12/31/01CA 4,262 8.270% 162 12/31/01MD 4,247 8.130% 163 12/31/01AL 4,118 8.150% 164 12/31/01NC 3,964 7.625% 165 12/31/01MD 4,173 8.180% 166 12/31/01OH 3,280 9.875% 167 12/31/01NJ 4,211 7.470% 168 12/31/01PA 4,106 7.625% 169 12/31/01AL 4,021 9.050% 170 12/31/01GA 3,945 8.500% 171 12/31/01FL 3,927 9.220% 172 12/31/01TX 3,913 8.900% 173 12/31/01NJ 3,902 8.150% 174 12/31/01GA 3,887 8.320% 175 12/31/01OR 3,794 8.188% 176 12/31/01IN 3,739 8.460% 177 12/31/01GA 3,588 9.350% 178 12/31/01CA 3,819 9.241% 180 12/31/00VA 0.000% 181 12/31/00TX 0.000% 182 12/31/01FL 3,647 8.375% 183 12/31/01TX 3,767 8.140% 184 12/31/01FL 3,672 8.720% 185 12/31/01IN 2,886 10.125% 186 12/31/01FL 3,539 7.970% 187 12/31/01AR 3,510 7.960% 188 12/31/00TX 0.000% 189 12/31/00TX 0.000% 190 12/31/00TX 0.000% 191 12/31/01WI 3,607 7.970% 192 12/31/01FL 3,583 8.500% 193 12/31/01CA 3,552 8.720% 194 12/31/01TX 3,460 8.710% 195 12/31/99TX 0.000% 196 12/31/01IN 2,759 10.125% 197 12/31/01GA 3,485 8.670% 198 12/31/01GA 3,443 9.150% 199 12/31/01TX 3,442 9.120% 200 12/31/01OH 3,196 8.625% 201 12/31/01OH 3,401 7.960% 202 12/31/01TX 3,374 8.350% 203 12/31/01PA 3,344 7.790% 204 12/31/01NC 3,123 8.625% 205 12/31/01PA 3,340 9.000% 206 12/31/01IN 3,274 7.820% 207 12/31/01RI 3,267 8.270% 208 12/31/01TX 3,271 8.490% 209 12/31/99TN 0.000% 210 12/31/01MA 3,149 8.500% 211 12/31/00FL 0.000% 212 12/31/01MN 3,251 8.530% 213 12/31/01CA 2,719 8.680% 214 12/31/01NC 2,962 7.750% 215 12/31/01NC 3,174 8.000% 216 12/31/01FL 3,112 8.375% 217 12/31/01GA 3,097 9.000% 218 12/31/01FL 3,081 8.580% 219 12/31/01TX 3,149 8.900% 220 12/31/01TX 3,058 8.970% 221 12/31/01FL 3,001 8.500% 222 12/31/01CO 2,547 7.705% 223 12/31/01VA 2,885 7.875% 224 12/31/01VA 2,982 8.490% 225 12/31/01TX 2,963 7.822% 226 12/31/99CA 0.000% 227 12/31/01CA 2,915 9.375% 228 12/31/01CA 2,551 7.660% 229 12/31/01TX 2,912 8.140% 230 12/31/01CA 2,869 7.790% 231 12/31/01FL 2,869 7.780% 232 12/31/01FL 2,879 8.220% 233 12/31/00TX 0.000% 234 12/31/01FL 2,705 7.900% 235 12/31/01IN 2,714 7.875% 237 06/30/01AL 2,531 8.125% 238 12/31/01NH 2,594 8.250% 239 12/31/01UT 2,631 8.625% 240 12/31/01VA 2,671 8.420% 241 12/31/01TX 2,501 8.875% 242 12/31/01PA 2,481 8.188% 243 12/31/00TX 0.000% 244 12/31/01CO 2,490 9.140% 245 12/31/01ID 2,564 7.750% 246 12/31/01FL 2,563 9.504% 247 12/31/00GA 0.000% 248 12/31/01NY 2,507 7.800% 249 12/31/01MO 2,599 8.620% 250 12/31/01CT 2,596 8.550% 251 12/31/01TX 8.390% 252 12/31/01CT 2,584 8.100% 253 12/31/01CA 2,155 8.500% 254 12/31/01CA 2,582 9.150% 255 MA 2,431 8.250% 256 12/31/01FL 2,493 7.990% 257 12/31/01MS 2,501 8.390% 258 12/31/01MD 2,474 8.100% 259 12/31/01UT 2,469 8.000% 260 12/31/01AZ 2,486 9.010% 261 12/31/01NC 2,376 7.750% 262 12/31/01CA 2,353 7.620% 263 12/31/01SC 2,317 8.550% 264 12/31/01MN 2,330 8.450% 265 12/31/01FL 2,382 8.722% 266 04/30/01FL 2,251 7.960% 267 12/31/01CA 2,330 7.550% 268 12/31/01PA 2,333 8.750% 269 12/31/00MS 0.000% 270 12/31/01FL 2,239 8.080% 271 12/31/01CT 2,295 7.940% 272 12/31/01OK 2,297 8.100% 273 12/31/01WA 2,283 8.535% 275 12/31/01MA 2,072 9.375% 276 12/31/01AZ 2,238 8.750% 277 MN 2,181 8.870% 278 12/31/01CA 2,213 8.740% 279 OH 2,195 7.510% 280 12/31/01KS 2,187 8.160% 281 12/31/01SC 2,107 7.610% 282 12/31/01KS 2,179 8.040% 283 12/31/01CA 1,980 7.930% 284 FL 1,958 7.375% 285 12/31/01TX 2,147 8.190% 286 12/31/01IL 2,150 7.630% 287 12/31/01FL 2,154 7.876% 288 12/31/01GA 2,135 7.910% 289 12/31/01CO 2,097 8.330% 290 TN 2,124 8.730% 291 12/31/01MA 2,093 8.750% 292 12/31/01TX 2,136 8.140% 293 12/31/01WA 2,112 8.188% 294 12/31/01TX 2,109 8.125% 295 12/31/01NY 1,969 8.840% 296 12/31/01NC 2,035 8.540% 297 12/31/99CA 0.000% 298 12/31/01MI 1,982 7.500% 299 12/31/01AZ 2,066 8.000% 300 12/31/01GA 2,053 8.090% 301 12/31/01VA 2,029 8.710% 302 12/31/01FL 2,024 8.580% 303 12/31/01MI 1,942 7.500% 304 GA 1,306 8.150% 305 12/31/01TX 2,001 7.550% 306 12/31/01CA 2,001 7.550% 307 TX 2,008 9.000% 308 FL 2,003 8.950% 309 12/31/01FL 1,958 7.780% 310 12/31/01OH 1,879 7.790% 311 12/31/01FL 1,927 8.150% 312 12/31/99CA 0.000% 313 12/31/01FL 1,905 8.625% 314 12/31/01OH 1,845 7.790% 315 12/31/01PA 1,913 8.700% 316 12/31/01FL 1,916 7.875% 317 12/31/01PA 1,910 7.680% 318 12/31/01AZ 1,908 8.280% 319 12/31/01CA 1,916 9.150% 320 12/31/01MD 1,920 8.500% 321 12/31/01FL 1,912 8.990% 322 12/31/01WA 1,872 9.125% 323 12/31/01AR 1,838 7.960% 324 12/31/01MI 1,812 7.500% 325 12/31/01OH 1,802 7.790% 326 12/31/01NC 1,745 8.813% 327 12/31/01FL 1,609 8.080% 328 12/31/01PA 1,686 7.765% 329 12/31/01CA 1,726 8.590% 330 12/31/01OH 1,656 8.170% 331 12/31/01IN 1,764 8.900% 332 12/31/01AZ 1,627 8.250% 333 12/31/01KS 1,781 8.625% 334 12/31/01MI 1,689 7.500% 335 12/31/01GA 1,740 8.180% 336 12/31/01GA 1,576 8.375% 337 12/31/01KS 1,708 7.710% 338 12/31/01TX 1,706 7.840% 339 WA 1,663 9.250% 340 12/31/01MI 1,611 7.500% 341 12/31/01TX 1,656 9.313% 342 12/31/01OH 1,481 7.930% 343 12/31/01GA 1,526 8.500% 344 12/31/01MO 1,614 7.990% 345 12/31/01TX 1,570 8.370% 346 12/31/01OH 1,445 8.070% 347 12/31/01VA 1,467 8.813% 348 12/31/01OH 1,440 8.070% 349 12/31/01OH 1,408 8.070% 350 12/31/01TX 1,569 7.995% 351 12/31/01AL 1,552 8.880% 352 12/31/01FL 1,425 7.590% 353 12/31/01NJ 1,568 7.470% 354 12/31/01VA 1,534 8.030% 355 IL 1,521 8.060% 356 12/31/01TX 1,407 8.980% 357 12/31/01TX 1,516 8.430% 358 12/31/01FL 1,494 8.500% 359 12/31/01VA 1,374 9.125% 360 12/31/01AZ 1,438 8.250% 361 12/31/01GA 1,362 8.500% 362 12/31/01MD 1,334 8.250% 363 GA 1,460 8.490% 364 GA 1,330 7.500% 365 12/31/01NJ 1,351 8.875% 366 12/31/01FL 1,409 8.625% 367 AZ 1,401 8.260% 368 12/31/01TX 1,438 8.240% 369 12/31/01AZ 1,413 9.375% 370 12/31/01AZ 1,383 8.420% 371 12/31/01NY 1,202 9.070% 372 12/31/01FL 1,308 7.625% 373 12/31/01WI 1,431 9.550% 374 12/31/01TX 1,397 8.710% 375 12/31/01IN 1,391 8.313% 376 NJ 1,387 9.180% 377 12/31/01OH 1,232 7.930% 378 12/31/01GA 1,365 8.000% 379 12/31/01TX 1,303 7.900% 380 FL 1,308 8.310% 381 12/31/01VA 1,341 8.090% 382 12/31/01VA 1,218 9.125% 383 12/31/01NY 1,275 9.250% 384 MI 1,194 7.920% 385 12/31/01VA 1,200 9.000% 386 OH 1,180 7.750% 387 12/31/01VA 1,180 8.791% 388 12/31/01VA 1,177 9.000% 389 12/31/01TX 1,229 7.983% 390 12/31/01NE 1,247 8.070% 391 12/31/00AZ 0.000% 392 12/31/01GA 1,207 7.950% 393 12/31/01TX 1,205 9.010% 394 12/31/01PA 1,098 8.340% 395 12/31/01CO 1,198 8.160% 396 12/31/01OH 1,158 8.640% 397 12/31/01PA 1,054 8.340% 398 12/31/01GA 1,054 8.375% 400 12/31/01TX 1,112 9.010% 401 12/31/00FL 0.000% 402 12/31/01WV 97 8.500% 403 12/31/01MA 1,030 8.750% 404 12/31/01PA 98 8.340% 405 12/31/01GA 98 8.375% 406 12/31/01GA 1,057 8.490% 407 12/31/01GA 91 8.010% 408 12/31/01KS 98 8.160% 409 12/31/01WV 87 8.500% 410 12/31/01AZ 96 8.310% 411 TX 96 9.000% 412 12/31/01GA 88 8.125% 413 12/31/01CA 89 9.190% 414 12/31/01TX 89 8.400% 415 12/31/01VA 80 9.000% 416 12/31/01GA 84 8.125% 417 12/31/01SC 80 8.830% 418 12/31/01TX 82 9.125% 419 NC 80 8.625% 420 12/31/01FL 70 8.080% 421 12/31/01FL 79 8.310% 422 12/31/01NY 72 9.000% 423 12/31/01TX 68 9.125% 424 12/31/01NY 69 9.125% 425 12/31/01TX 65 9.125% 426 GA 67 8.500% 427 12/31/01FL 57 8.080% 428 12/31/01NE 65 7.620% 429 12/31/01NY 55 9.500% 430 12/31/00MI 1,494 8.160% Total 1,878,493,905.75 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 1 0 08/01/02 5 2 27 0 3 24 0 4 23 0 5 21 0 6 22 0 7 22 0 8 21 0 9 21 0 10 19 0 11 17 0 12 18 0 13 16 0 14 18 0 15 16 0 16 16 0 17 13 0 18 14 0 19 15 0 20 13 0 21 14 0 22 13 0 23 14 0 3 24 0 07/02/02 5 25 0 07/02/02 5 26 13 0 27 12 0 28 11 0 29 12 0 30 13 0 31 11 0 32 10 0 33 0 34 10 0 3 35 0 36 0 37 0 39 0 40 0 02/01/02 5 41 0 42 10 0 2 43 0 44 0 45 0 46 0 47 0 48 0 49 0 07/01/99 5 50 0 51 0 52 0 53 0 B 54 0 B 55 0 06/01/99 5 56 0 3 57 0 08/01/02 5 59 0 60 0 61 0 62 0 63 0 64 0 B 65 0 66 0 67 0 68 0 69 0 70 0 04/01/02 5 71 0 72 0 73 0 74 0 B 75 0 76 0 77 0 78 0 79 0 80 0 81 0 82 0 83 0 84 0 85 0 86 0 87 0 88 0 89 0 90 0 91 0 92 0 93 0 03/01/01 5 94 0 95 0 96 0 97 0 98 0 99 0 100 0 101 0 102 0 103 0 104 0 105 0 106 0 08/01/02 5 107 0 108 0 109 0 110 0 111 0 01/12/01 5 112 0 113 0 3 114 0 115 0 116 0 117 0 118 0 119 0 120 0 122 0 06/14/99 5 123 0 124 0 125 0 126 0 127 0 128 0 129 0 130 0 131 0 132 0 133 0 134 0 135 0 136 0 137 0 138 0 139 0 140 0 141 0 142 0 06/01/02 5 143 0 145 0 146 0 147 0 148 0 B 149 0 150 0 151 0 152 0 153 0 154 0 155 0 156 0 157 0 158 0 159 0 160 0 161 0 162 0 163 0 164 0 165 0 166 0 167 0 168 0 169 0 170 0 171 0 172 0 173 0 174 0 175 0 176 0 177 0 178 0 180 0 10/01/01 5 181 0 04/01/02 5 182 0 183 0 B 184 0 185 0 186 0 187 0 188 0 08/01/01 5 189 0 08/01/01 5 190 0 09/01/01 5 191 0 192 0 193 0 194 0 195 0 11/27/00 5 196 0 197 0 198 0 3 199 0 200 0 201 0 B 202 0 203 0 204 0 205 0 206 0 207 0 208 0 209 0 03/01/01 5 210 0 211 0 10/19/01 5 212 0 213 0 214 0 215 0 216 0 217 0 B 218 0 219 0 220 0 221 0 B 222 0 223 0 224 0 225 0 226 0 12/12/00 5 227 0 228 0 229 0 B 230 0 231 0 232 0 233 0 06/01/02 5 234 0 235 0 237 0 238 0 B 239 0 9 240 0 241 0 242 0 243 0 06/01/02 5 244 0 245 0 246 0 B 247 0 08/01/02 10 248 0 249 0 1 250 0 251 2592353 09/01/02 5 252 0 253 0 254 0 255 0 B 256 0 257 0 3 258 0 259 0 260 0 261 0 262 0 263 0 264 0 265 0 266 0 267 0 268 0 269 0 07/01/02 5 270 0 271 0 272 0 273 0 275 0 276 0 277 0 278 0 279 0 280 0 281 0 282 0 283 0 284 0 285 0 286 0 287 0 288 0 289 0 290 0 291 0 292 0 B 293 0 294 0 295 0 296 0 297 0 01/12/01 5 298 0 299 0 300 0 301 0 302 0 303 0 304 0 305 0 306 0 307 0 B 308 0 3 309 0 310 0 311 0 312 0 12/12/00 5 313 0 314 0 315 0 B 316 0 317 0 318 0 319 0 320 0 321 0 322 0 323 0 324 0 325 0 326 0 327 0 328 0 329 0 330 0 331 0 3 332 0 333 0 334 0 335 0 336 0 337 0 338 0 339 0 340 0 341 0 342 0 343 0 344 0 345 0 346 0 347 0 B 348 0 349 0 350 0 351 0 B 352 0 353 0 354 0 355 0 356 0 357 0 358 0 359 0 B 360 0 361 0 362 0 363 0 364 0 365 0 366 0 367 0 368 0 369 0 370 0 371 0 372 0 373 0 374 0 375 0 376 0 377 0 378 0 379 0 380 0 381 0 382 0 383 0 384 0 B 385 0 1 386 0 387 0 B 388 0 389 0 390 0 391 0 08/01/01 5 392 0 393 0 394 0 395 0 B 396 0 397 0 398 0 400 0 401 0 03/01/02 5 402 0 403 0 404 0 405 0 406 0 407 0 408 0 409 0 410 0 411 0 412 0 413 0 414 0 415 0 416 0 417 0 418 0 419 0 420 0 421 0 422 0 423 0 424 0 425 0 426 0 427 0 428 0 429 0 430 0 Total 15,546,785.00 * NOI and DSCR, if available and reportable under the te based on information obtained from the related borrower, agreement shall be held liable for the accuracy or method figures. (1) LegeA. P&I Adv - in Grac1. P&I Adv - delinquent B. P&I Adv - < one m2. P&I Adv - delinquent 3. P&I Adv - delinqu5. Prepaid in Full 4. Mat. Balloon/Assum6. Specially Serviced 7. Foreclosure 9. REO 11. Modifica 8. Bankruptcy 10. DPO